                                                                  EXHIBIT 10.31


                 WAIVER AND THIRD AMENDMENT TO LOAN AGREEMENT
                 --------------------------------------------


     This WAIVER AND THIRD AMENDMENT TO LOAN AGREEMENT ("Amendment") is entered
                                                         ---------
into as of February 29, 2000 (the "Amendment Date"), by and among RF
                                   --------------
MONOLITHICS, INC., a Delaware corporation ("Borrower"), BANC ONE LEASING
                                            --------
CORPORATION ("BOLC"), and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank"), a
              ----                                                ----
national banking association, acting in its capacity as "Bank" under the Loan Documents and as collateral agent for itself and BOLC (in such capacity "Secured
                                                                         -------
Party").
-----

                                   RECITALS:

     A. Pursuant to that certain Letter Loan Agreement dated as of March 8, 1996, by and between Borrower and Bank (as amended by that certain First Amendment to Loan Agreement dated as of December 31, 1997 between Borrower and Bank and that certain Second Amendment to Loan Agreement dated as of July 15, 1999 between Borrower and Bank, and as such agreement may be further amended, restated, or otherwise modified from time to time, the "Loan Agreement"), Bank
                                                        --------------
has agreed to provide to Borrower a secured credit facility as set forth therein.

     B. Borrower has requested that Bank amend certain provisions of the Loan Agreement.

     C. Subject to satisfaction of the conditions set forth herein, Bank is willing to amend the Loan Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                  ARTICLE 1.

                                 Definitions
                                 -----------

     Section 1.1.  Definitions.  Unless otherwise defined in this Amendment,
                   -----------
each capitalized term used in this Amendment has the meaning given to such term in the Loan Agreement (as amended by this Amendment). As used herein, the following terms shall mean as follows:

         "Lease Agreements" means that certain Master Lease Agreement dated as
          ----------------
     of November 3, 1995 between Borrower, as "Lessee," and BOLC, as "Lessor," including, without limitation all "Schedules" (as defined therein) and amendments thereto, as such agreement may be amended, restated, or otherwise modified from time to time.

         "Security Agreement" means that certain Security Agreement dated as of
          ------------------
     March 8, 1996 executed by Borrower in favor of Bank, as such agreement may be amended, restated, or otherwise modified from time to time.


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 1

                                  ARTICLE 2.

                          Waiver of Events of Default
                          ---------------------------

     Section 2.1.  Waiver of Events of Default.  Pursuant to paragraph 11(b) of
                   ---------------------------               ---------------
the Loan Agreement, Borrower is required to comply with all covenants, agreements, and terms of each of the Loan Documents, and pursuant to paragraph
                                                                     ---------
11(e) the occurrence of an event permitting third party creditors to accelerate
-----
the maturity of indebtedness in excess of $250,000 constitutes an Event of Default. Pursuant to paragraph 9(a) of the Loan Agreement, Borrower was
                      --------------
required maintain, as of the last day of each quarter of each fiscal year of Borrower, a ratio of (a) current assets minus inventory, to (b) current
                                        -----
liabilities plus the unpaid principal balance of the Revolving Line of Credit,
            ----
of not less than 1.25 to 1.00 (the "Quick Ratio Covenant").  Additionally,
                                    --------------------
pursuant to paragraph 9(d) of the Loan Agreement, Borrower was required to
            --------------
maintain, as of the end of each fiscal quarter, a ratio of (a) net income after taxes, plus depreciation, amortization, interest expense, and lease and rent
       ----
expense, for the 12 month period ending with such fiscal quarter, to (b) current maturities of long-term leases, plus interest expense, lease and rent expense,
                                ----
for such 12 month period, of not less than 2.0 to 1.0 (the "Fixed Charge
                                                            ------------
Coverage Ratio Covenant").  For the fiscal quarter ended November 30, 1999,
-----------------------
Borrower failed to maintain each of the Quick Ratio Covenant and the Fixed Charge Coverage Ratio Covenant. Borrower has also notified Bank of certain defaults under the Lease Agreements which could result in acceleration of the payments due thereunder. Borrower's failure to maintain the Quick Ratio Covenant and the Fixed Charge Coverage Ratio Covenant (collectively, the "Violated Covenants") for the fiscal quarter ended November 30, 1999,
-------------------
constitutes an Event of Default under Section 11(b) of the Loan Agreement and
                                      -------------
the default under the Lease Agreements (the "Lease Default") constitutes an
                                             -------------
Event of Default under paragraph 11(e) of the Loan Agreement (collectively, the
                       ---------------
"Existing Defaults").  Effective as of February 29, 2000, and subject to the
 -----------------
conditions precedent contained herein, Bank hereby waives the Existing Defaults resulting from Borrower's failure to comply with the Violated Covenants and the Lease Defaults.



                                  ARTICLE 3.

                         Amendments to Loan Agreement
                         ----------------------------

     Section 3.1.  Amendment to Paragraph 1 of the Loan Agreement.  Effective as
                   ----------------------------------------------
of the Amendment Date, paragraph 1 of the Loan Agreement is hereby amended and
                       -----------
restated in its entirety to read as follows:

         1.  Loan.  Subject to the terms and conditions set forth in this Loan
             ----
     Agreement and the other agreements, instruments, and documents at any time evidencing, securing, governing, guaranteeing, and/or pertaining to the Indebtedness, as hereinafter defined (collectively, together with this Loan Agreement, referred to hereinafter as the "Loan Documents"), Bank and
                                                --------------
     Borrower hereby agree as follows:


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 2

     Subject to the terms and conditions set forth herein, Bank agrees to lend to Borrower, on a revolving basis from time to time during the period commencing on the date hereof and continuing through and including 11:00 a.m. (Dallas, Texas time) on December 31, 2000 (the "Termination Date"),
                                                          ----------------
     such amounts as Borrower may request hereunder; provided, however, the total principal amount outstanding at any time shall not exceed the lesser of (i) an amount equal to the Borrowing Base (as such term is defined hereinbelow), or (ii) $7,500,000 (the "Revolving Line of Credit"). In its
                                            ------------------------
     sole discretion, Bank may elect to make loans available to Borrower under the Revolving Line of Credit in excess of the availability under the Borrowing Base on one or more occasions, but in the event Bank agrees to do so, Bank shall not thereby be deemed to have changed the limits of the Borrowing Base or to be obligated to exceed such limits on any other occasion. If at any time the aggregate principal amount outstanding under the Revolving Line of Credit shall exceed an amount equal to the Borrowing Base, unless Bank otherwise consents, Borrower agrees to immediately repay to Bank such excess amount, plus all accrued but unpaid interest thereon. Subject to the terms and conditions hereof, Borrower may borrow, repay, and reborrow hereunder. All sums advanced hereunder, together with all accrued but unpaid interest thereon, shall be due and payable in full on the Termination Date. The sums advanced under the Revolving Line of Credit shall be used for working capital purposes. In accordance with the terms of the Note (as such term is defined hereinbelow), Borrower shall give Bank prior notice of each requested advance hereunder specifying (i) the aggregate amount of such requested advance, and (ii) the requested date of such advance, with such advances to be requested in a form satisfactory to Bank. The advances under the Revolving Line of Credit shall be collectively called the "Loan". The term "Indebtedness", as used herein,
                              ----              ------------
     shall mean the Loan and all other indebtedness owing from time to time to Bank by Borrower.


     As used in this Loan Agreement, the term "Borrowing Base" shall have the
                                               --------------
     meaning set forth hereinbelow:


          An amount equal to eighty percent (80.0%) of Borrower's Eligible Accounts, plus twenty-five percent (25.0%) of Borrower's Eligible
                    ----
          Inventory; provided, however, the outstanding amount advanced against Eligible Inventory at any time shall not exceed $1,000,000, plus one
                                                                      ----
          hundred percent (100%) of the balance of cash and ninety percent (90.0%) of the value of U.S. Treasury securities, respectively, held in the securities account described in paragraph 3(d) hereof.
                                                 --------------


     As used herein, the term "Eligible Accounts" shall mean at any time, an
                               -----------------
     amount equal to the aggregate net invoice or ledger amount owing on all trade accounts receivable of Borrower for goods sold or leased or services rendered in the ordinary course of business, in which Bank has a perfected, first priority lien, after deducting (without duplication): (i) each


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 3 such account that is unpaid ninety (90) days or more after the original invoice date thereof, (ii) the amount of all discounts, allowances, rebates, credits, and adjustments to such accounts, (iii) the amount of all contra accounts, set-offs, defenses, or counterclaims asserted by or available to the account debtors, (iv) all accounts with respect to which goods are placed on consignment or subject to a guaranteed sale or other terms by reason of which payment by the account debtor may be conditional,
     (v) all accounts with respect to which Borrower has furnished a payment and/or performance bond and that portion of any accounts for or representing retainage, if any, until all prerequisites to the immediate payment of retainage have been satisfied, (vi) all accounts owing by account debtors for which there has been instituted a proceeding in bankruptcy or reorganization under the United States Bankruptcy Code or other law, whether state or federal, now or hereafter existing for relief of debtors, (vii) all accounts owing by any Affiliate (as such term is defined hereinbelow) of Borrower, (viii) all accounts in which the account debtor is the United States or any department, agency, or instrumentality of the United States, except to the extent an acknowledgment of assignment to Bank of such account in compliance with the Federal Assignment of Claims Act and other applicable laws has been received by Bank, (ix) all accounts due Borrower by any account debtor whose principal place of business is located outside the United States and its territories; provided that if any such account is supported by either a letter of credit or an agreement of indemnity or insurance, each in form and substance satisfactory to Bank, Bank may, in its discretion, include such accounts, or any portion thereof, in "Eligible Accounts", (x) all accounts subject to any provision prohibiting assignment or requiring notice of or consent to such assignment, (xi) that portion of all account balances owing by any single account debtor which exceeds twenty-five percent (25.0%) of the aggregate of all accounts which are owing to Borrower by all account debtors, and
     (xii) any other accounts deemed unacceptable by Bank in its discretion exercising its reasonable credit judgment; provided, however, if more than ten percent (10.0%) of the then balance owing by any single account debtor does not qualify as an Eligible Account under the foregoing provisions, then the aggregate amount of all accounts owing by such account debtor shall be excluded from Eligible Accounts.


     As used herein, the term "Eligible Inventory" shall mean as of any date,
                               ------------------
     the aggregate value of all inventory of raw materials (excluding specifically work in progress and packaging materials, supplies, finished goods, and any advertising costs capitalized into inventory) then owned by Borrower and held for use in the ordinary course of Borrower's business, in which Bank has a first priority lien, excluding (i) inventory which is damaged, defective, obsolete, or otherwise unusable in the ordinary course of Borrower's business, (ii) inventory which is not in the possession of Borrower or which has been rejected by Borrower for any reason, and (iii) inventory subject to any consignment arrangement between Borrower and any other person or entity. For purposes of this definition, Eligible Inventory shall be


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 4 valued at the lower of cost (excluding the cost of labor) or market value.

     Section 3.2.  Amendment to Paragraph 2 of the Loan Agreement.  Effective as
                   ----------------------------------------------
of the Amendment Date, paragraph 2 of the Loan Agreement is hereby amended and
                       -----------
restated in its entirety to read as follows:

          2.  Promissory Note.  The Loan shall be evidenced by a promissory note
              ---------------
     (herein called, together with any renewals, extensions, and increases thereof, the "Note"), duly executed by Borrower, in the stated principal
                   ----
     amount of $7,500,000 and in form and substance acceptable to Bank.
     Interest on the Note shall accrue at the rate set forth therein. The principal of and interest on the Note shall be due and payable in accordance with the terms and conditions set forth in the Note and in this Loan Agreement.


     Section 3.3.  Amendment to Paragraph 3 of the Loan Agreement.  Effective as
                   ----------------------------------------------
of the Amendment Date, paragraph 3 of the Loan Agreement is hereby amended by
                       -----------
adding thereto, immediately following clause (c), a new clause (d) which shall
                                      ----------        ----------
read in its entirety as follows:

          (d) That certain collateral account No. 60Y519683 styled "RF Monolithics, Inc. Collateral With Bank One" established by Borrower with Banc One Securities Corporation.


Additionally, the following sentence is added at the end of paragraph 3 and
                                                            -----------
shall read in its entirety as follows:

          Upon request of Borrower, if no Default or Event of Default exists under any Loan Document and if the Borrowing Base, calculated only with respect to Eligible Accounts and Eligible Inventory, exceeds the outstanding balance of the Loans, Bank shall cause Secured Party to release to Borrower the securities held in the securities account described in paragraph 3(d) to the extent requested by Borrower.
     --------------

     Section 3.4.  Amendment to Paragraph 8 of the Loan Agreement.  Effective as
                   ----------------------------------------------
of the Amendment Date, clause (d) and clause (e) of paragraph 8 of the Loan
                       ----------     ----------    -----------
Agreement are hereby amended and restated in their entirety to read as follows:

          (d) Liens.  Except in connection with purchase money indebtedness
              -----
     permitted in clause (e) of this paragraph 8, incur, create, assume, or
                  ----------         -----------
     permit to exist any lien or other encumbrance on any of its assets or properties, including, without limitation, the Collateral, other than the liens granted to Bank pursuant to the Loan Documents and the liens set forth on Schedule 8(d) of this Loan Agreement.
              -------------

          (e) Indebtedness.  Create, incur, permit to exist, or assume any
              ------------
     indebtedness for borrowed money or issue or assume any other note, debenture, bond, or other evidences of


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 5
     indebtedness of others (all such indebtedness being referred to herein as "Debt"), other than (i) Debt owing to Bank, (ii) Debt described on Schedule
      ----                                                              --------
     8(e) hereof, and any extensions, renewals, or refinancings of such Debt so
     ----
     long as (A) the principal amount of such Debt after such extension, renewal, or refinancing shall not exceed the principal amount of such Debt which was outstanding immediately prior to such extension, renewal, or refinancing and (B) such Debt shall not be secured by any assets other than assets securing such Debt, if any, prior to such extension, renewal, or refinancing, and (iii) purchase money Debt and equipment leases (the amount of such each lease being the value of the property subject to such lease on the date of such lease) (A) not in excess of $500,000 in the aggregate incurred in any fiscal year of Borrower, (B) set forth on Schedule (8)(e),
                                                               ---------------
     and (C) as otherwise approved by Bank.

     Section 3.5.  Amendment to Paragraph 9 of the Loan Agreement.  Effective as
                   ----------------------------------------------
of the Amendment Date, paragraph 9 of the Loan Agreement is hereby amended and
                       -----------
restated in its entirety to read as follows:

          9.  Financial Covenants.  Until (i) the Note and all other obligations
              -------------------
     and liabilities of Borrower under this Loan Agreement and the other Loan Documents are fully paid and satisfied, and (ii) Bank has no further commitment to lend hereunder, Borrower will at all times maintain the following financial covenants:

              (a) Quick Ratio.  Borrower will, beginning as of November 30,
                  -----------
          2000 and at all times thereafter, maintain a ratio of (1) current assets minus inventory, to (2) current liabilities plus the unpaid
                 -----                                       ----
          principal balance of the Revolving Line of Credit, of not less than
          1.25 to 1.00.

              (b) Tangible Net Worth.  Borrower will, at all times, maintain
                  ------------------
          its Tangible Net Worth at not less than $29,500,000.

              (c) Liabilities/Tangible Net Worth.  Borrower will at all times
                  ------------------------------
          maintain a ratio of (1) total liabilities, to (2) Tangible Net Worth, of not greater than 0.50 to 1.00.

              (d) Fixed Charge Ratio.  Borrower will, beginning as of November
                  ------------------
          30, 2000 and at all times thereafter, maintain a ratio of (1) net income after taxes, plus depreciation, amortization, interest expense,
                              ----
          and long-term lease and rent expense, for the twelve (12) months ending as of any date of determination, to (2) without duplication (A) current maturities of long-term debt as of the date of determination, plus (B) current maturities of capitalized leases as of the date of
          ----
          determination, plus (C) interest expense for the preceding twelve (12)
                         ----
          months, plus (D) lease and rent expense for the preceding twelve (12)
                  ----
          months, of not less than 2.00 to 1.00.


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 6

              (e) Minimum EBITDA.  Borrower will not, as of the end of each of
                  --------------
          the fiscal quarters of Borrower set forth below, permit the sum of its net income, plus depreciation, amortization, interest expense, and
                      ----
          income taxes for the three (3) month period ending with such fiscal quarter to be less than the amount set forth opposite the applicable period in the table below:

          -------------------------------------------------------------
          Period                                         Minimum EBITDA
          -------------------------------------------------------------
          Three months ending February 29, 2000               -$666,000
          -------------------------------------------------------------
          Three months ending May 31, 2000                   $1,007,000
          -------------------------------------------------------------
          Three months ending August 31, 2000                $2,069,000
          -------------------------------------------------------------

     As used herein, the term "Tangible Net Worth" means, as of any date,
                               ------------------
     Borrower's total assets excluding all intangible assets, less total
                                                              ----
     liabilities excluding any indebtedness owing by Borrower which has been subordinated by written agreement to all indebtedness now or hereafter owing by Borrower to Lender, such agreement to be in form and substance acceptable to Lender. Unless otherwise specified, all accounting and financial terms and covenants set forth above are to be determined according to generally accepted accounting principles, consistently applied.

     Section 3.6.  Amendment to Paragraph 10 of the Loan Agreement.  Effective
                   -----------------------------------------------
as of the Amendment Date, paragraph 10 of the Loan Agreement is hereby amended
                          ------------
by adding thereto, immediately following clause (d), the following new clauses
                                         ----------                    -------
(e),(f),(g), and(h) which shall read in their entirety as follows:
--- --- ---     ---

          (e) Borrowing Base Report.  A borrowing base report signed by a
              ---------------------
     responsible officer of Borrower, within fifteen (15) days after the end of each month, in form and detail satisfactory to Bank.

          (f) Accounts Receivable Aging.  An accounts receivable aging report
              -------------------------
     within fifteen (15) days after the end of each month, in form and detail satisfactory to Bank.

          (g) Payables Aging.  An accounts payable aging report within fifteen
              --------------
     (15) days after the end of each month, in form and detail satisfactory to Bank.

          (h) Inventory Listing.  A list of Borrower's inventory by location and
              -----------------
     type (to include the following: raw materials, work in process, and finished goods) within fifteen (15) days after the end of each month, in form and detail satisfactory to Bank.


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 7

     Section 3.7.  Amendment to Paragraph 11(e) of the Loan Agreement.
                   --------------------------------------------------
Effective as of the Amendment Date, paragraph 11(e) of the Loan Agreement is
                                    ---------------
hereby amended and restated in its entirety to read as follows:

          (e) The occurrence of any event which permits the acceleration of the maturity of any indebtedness in excess of $250,000 owing by Borrower to any third party under any agreement or understanding or the occurrence of any default in the payment, performance, or observance of any obligation under any loan, credit agreement, or lease in which Borrower or any subsidiary (direct or indirect) of Bank One Corporation (which is Bank's ultimate parent corporation) is the creditor or lessor.

     Section 3.8.  Addition of Schedule 8(d) to the Loan Agreement.  Effective
                   -----------------------------------------------
as of the Amendment Date, Schedule 8(d) is hereby added to the Loan Agreement in
                          -------------
its entirety to read as set forth in Exhibit A attached hereto.
                                     ---------

     Section 3.9.  Addition of Schedule 8(e) to the Loan Agreement.  Effective
                   -----------------------------------------------
as of the Amendment Date, Schedule 8(e) is hereby added to the Loan Agreement in
                          -------------
its entirety to read as set forth in Exhibit B attached hereto.
                                     ---------

                                  ARTICLE 4.

                       Amendments to Security Agreement
                       --------------------------------

     Section 4.1.  Amendment to the Introductory Paragraph of the Security
                   -------------------------------------------------------
Agreement.  Effective as of the Amendment Date, the introductory paragraph of
---------
the Security Agreement is hereby amended and restated in its entirety to read as follows:

          THIS SECURITY AGREEMENT ("Agreement") is made as of the 8th day of
                                    ---------
     March, 1996, by RF Monolithics, Inc. (hereinafter called "Debtor"), in favor of BANK ONE, TEXAS, NATIONAL ASSOCIATION, acting in its capacity as agent for itself and Banc One Leasing Corporation ("BOLC") (Bank One,
                                                         ----
     Texas, National Association and its successors and assigns being referred to hereinafter as "Secured Party"). Debtor hereby agrees with Secured
                        -------------
     Party as follows:

     Section 4.2.  Amendment to Paragraph 1 of the Security Agreement.
                   --------------------------------------------------
Effective as of the Amendment Date, paragraph 1 of the Security Agreement is
                                    -----------
hereby amended as follows:

          (a) clause (iii) of paragraph 1(c) of the Security Agreement is hereby
              ------------    --------------
     amended and restated in its entirety to read as follows:

          (iii) All equipment of whatsoever kind and character used or usable in Borrower's business, together with all replacements, accessories, additions, substitutions, and accessions to all of the foregoing, all records relating in any way to all of the foregoing (including, without limitation, any computer software, whether on tape, disk,


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 8 card, strip, or cartridge or any other form), and all PROCEEDS thereof, including insurance payable by reason of loss or damage to such property.

          (b) paragraph 1(d) of the Security Agreement is hereby amended and
              --------------
     restated in its entirety to read as follows:

          (d) The term "Indebtedness" shall mean (i) all indebtedness,
                        ------------
     obligations, and liabilities of Debtor to the Creditors (as hereinafter defined) (including, without limitation, all indebtedness, liabilities, and obligations of Debtor to Bank pursuant to the Loan Documents and of Debtor to BOLC pursuant to that certain Master Lease Agreement dated as of November 3, 1995 between Debtor and BOLC) of any kind or character, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, and regardless of whether such indebtedness, liabilities, and obligations may, prior to their acquisition by the Creditors, be or have been payable to or in favor of a third party and subsequently acquired by the Creditors (it being contemplated that the Creditors may make such acquisitions from third parties), including, without limitation, all indebtedness, liabilities, and obligations of Borrower to any Creditor now existing or hereafter arising by note, draft, acceptance, guaranty, endorsement, letter of credit, assignment, purchase, overdraft, discount, indemnity agreement, lease agreement, or otherwise,
     (ii) all accrued but unpaid interest on any of the indebtedness, liabilities, and obligations described in clause (i) preceding, (iii) all
                                               ----------
     indebtedness, liabilities, and obligations described in clauses (i) and
                                                             -----------
     (ii) preceding, (iv) all costs and expenses incurred by Secured Party in
     ----
     connection with the collection and administration of all or any part of the indebtedness, liabilities, and obligations described in clauses (i), (ii),
                                                             -----------  ----
     and (iii) preceding or the protection or preservation of, or realization
         -----
     upon, the collateral securing all or any part of such indebtedness, liabilities, and obligations, including, without limitation, all reasonable attorneys' fees, and (v) all renewals, extensions, modifications, and rearrangements of the indebtedness, liabilities, and obligations described in clauses (i), (ii), (iii), and (iv) preceding.
        -----------  ----  -----      ----

          (c) paragraph 1(e) of the Security Agreement is hereby amended and
              --------------
     restated in its entirety to read as follows:

          (e) The term "Loan Documents" shall mean the certain Letter Loan Agreement of even date herewith, as such agreement may be amended, restated, or otherwise modified, between Borrower and Secured Party (the "Loan Agreement") and all instruments and documents evidencing, securing, governing, and/or pertaining to the Indebtedness.

          (d) paragraph 1(f) of the Security Agreement is hereby amended and
              --------------
     restated in its entirety to read as follows:


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 9

          (f) The term "Obligated Party" shall mean any party other than Debtor
                        ---------------
     who secures, guarantees, and/or is otherwise obligated to pay all or any portion of the Indebtedness.

          (e) paragraph 1(g) of the Security Agreement is hereby amended and
              --------------
     restated in its entirety to read as follows:

          (g) The term "Bank" shall mean Bank One, Texas, National Association,
                        ----
     acting in its individual capacity, its successors and assigns, including, without limitation, any party to whom Bank, or its successors and assigns may assign its rights and interests under this Agreement.

          (f) paragraph 1(h) is hereby added to the Security Agreement and shall
              --------------
     read in its entirety as follows:

          (h) The term "Creditor" shall mean each of Bank One, Texas, National
                        --------
     Association, Banc One Leasing Corporation, and their respective successors and assigns, and "Creditors" means all of such entities, collectively.
                       ---------

     Section 4.3.  Amendment to Paragraph 2 of the Security Agreement.
                   --------------------------------------------------
Effective as of the Amendment Date, paragraph 2 of the Security Agreement is
                                    -----------
hereby amended and restated in its entirety to read as follows:

          2.  Security Interest. As security for the Indebtedness, Debtor hereby
              -----------------
     grants to Secured Party, for the benefit of the Creditors, a continuing security interest in the Collateral.

     Section 4.4.  Amendment to Paragraph 4(a) of the Security Agreement.
                   -----------------------------------------------------
Effective as of the Amendment Date, the third sentence of paragraph 4(a) of the
                                                          --------------
Security Agreement is hereby amended and restated in its entirety to read as follows:

          Debtor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party, Bank, or BOLC.


     Section 4.5.  Amendment to Paragraph 7(a) of the Security Agreement.
                   -----------------------------------------------------
Effective as of the Amendment Date, paragraph 7(a) of the Security Agreement is
                                    --------------
hereby amended by amending the term "Borrower" contained therein to read
"Debtor".

     Section 4.6.  Amendment to Paragraph 7(b) of the Security Agreement.
                   -----------------------------------------------------
Effective as of the Amendment Date, paragraph 7(b) of the Security Agreement is
                                    --------------
hereby amended and restated in its entirety to read as follows:

          (b) Default Under Other Loan Documents and Master Lease.  The
              ---------------------------------------------------
     occurrence of an event of default under any of the


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 10

     Loan Documents or under the Master Lease Agreement referred to in clause (i) of the definition of Indebtedness; or
     ----------

     Section 4.7.  Amendment to Paragraph 8(b) of the Security Agreement.
                   -----------------------------------------------------
Effective as of the Amendment Date, paragraph 8(b) of the Security Agreement is
                                    --------------
hereby amended by adding thereto, the following sentence at the end of such paragraph.

     Notwithstanding any other provision of this Agreement, unless Bank consents otherwise, in the event the Secured Party applies the proceeds of any Collateral to payment of the Indebtedness, all of the Indebtedness owing to Bank shall be paid in full before any of such proceeds may be applied to any of the Indebtedness owing to BOLC.

     Section 4.8.  Amendment to Paragraph 8(c) of the Security Agreement.
                   -----------------------------------------------------
Effective as of the Amendment Date, the phrase "...to pay all amounts to which
Secured Party is...." contained in paragraph 8(c) of the Security Agreement is
                                   --------------
hereby amended and restated to read "...to pay all amounts to which Secured
Party or any Creditor is...."

     Section 4.9A.  Amendment to Paragraph 9 of the Security Agreement.
                    --------------------------------------------------
Effective as of the Amendment Date, the phrase "Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person")"
                                                           ------------------
contained in the first sentence of paragraph 9 of the Security Agreement is
                                   -----------
hereby amended and restated to read "Secured Party, each Creditor, and their respective officers, directors, employees, agents, and representatives (each an "Indemnified Person")".
 ------------------

     Section 4.10.  Addition of Paragraph 11 of the Security Agreement.
                    --------------------------------------------------
Effective as of the Amendment Date, a new paragraph 11 is hereby added to the
                                          ------------
Security Agreement which shall read in its entirety as follows:

          10.  Appointment and Acceptance of Agency and Duties.  The Creditors
               -----------------------------------------------
     hereby appoint Secured Party to act as their agent to serve as the secured party on their behalf under this Agreement and any other agreement providing or pertaining to collateral provided by Debtor or any other person or entity as security for the Indebtedness. Secured Party accepts the agency hereby created and agrees to perform the duties herein required of Secured Party, and to exercise the rights, powers, and privileges herein conferred upon Secured Party as agent, upon and subject to the terms and conditions hereof, and agrees to hold its interest in, and to receive and disburse proceeds of, the Collateral, and any other property held as collateral security for the Indebtedness, but only upon the terms of this Agreement. Notwithstanding the foregoing, under no circumstances shall Secured Party be liable in its individual capacity for any of the obligations of Debtor evidenced by or arising under any other agreement between Secured Party and Debtor or any Creditor and Debtor.


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 11

                                  ARTICLE 5.

                                  Conditions
                                  ----------

     Section 5.1.  Items to be Delivered By Borrower.  The effectiveness of this
                   ---------------------------------
Amendment is subject to Borrower's delivery to Bank of each of the following items prior to or simultaneously with execution and delivery of this Amendment:

          (a) Amendment Documents.  Each other agreement, certificate, document,
              -------------------
     or instrument required by Bank or BOLC (including, without limitation, an amendment to the Lease Agreements) to be executed or delivered by Borrower or any other party in connection with this Amendment or the transactions contemplated in connection herewith (the "Amendment Documents"), duly
                                               -------------------
     executed or delivered by the parties thereto; and

          (b) Amendment Fee.  Payment to Bank of a fee of $2,000 in respect of
              -------------
     the amendments contained herein.

     Section 5.2.  Other Conditions.  This Amendment shall become effective upon
                   ----------------
the following conditions precedent being performed to Bank's and BOLC's satisfaction. Borrower's failure to comply with the following conditions shall be an Event of Default under the Loan Agreement:

          (a) Continued Effect of Representations and Warranties.  All
              --------------------------------------------------
     representations and warranties contained in the Loan Documents (as amended hereby) shall be true, correct, and complete in all material respects (as determined by Bank in its sole discretion) except as disclosed otherwise to Bank in writing and as acceptable to Bank or representations specifically relating to a prior date or no longer relevant due to the occurrence of an event or circumstances specifically permitted hereunder or by any other Loan Document;

          (b) Absence of Default.  No Default or Event of Default shall have
              ------------------
     occurred and be continuing (after giving effect to this Amendment);

          (c) Corporate Proceedings.  All corporate proceedings taken in
              ---------------------
     connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to Bank and its legal counsel;

          (d) Fees and Expenses.  Payment or reimbursement to Bank for all
              -----------------
     expenses, costs, and fees (including, without limitation, fees and costs of Bank's legal counsel and fees and costs associated with Bank's field examination of Borrower and appraisals of Borrower's equipment) incurred by, or due to, Bank in connection with negotiating and documenting this Amendment and the other Amendment Documents to the extent invoiced or otherwise billed by Bank to Borrower;


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 12

          (e) Additional Information.  Bank and BOLC shall have received such
              ----------------------
     additional agreements, certificates, documents, instruments, and information as Bank, BOLC, or their respective legal counsel may request to effect the transactions contemplated hereby.

     Section 5.3.  Other Agreements.  In addition to the conditions set forth in
                   ----------------
Section 5.1 and Section 5.2 of this Amendment, Borrower agrees as follows:
-----------     -----------

          (a) On or before March 31, 2000, at Borrower's cost not in excess of $19,500, Borrower will provide Bank with an appraisal of all of Borrower's equipment in form acceptable to Bank and performed by an appraiser acceptable to Bank.

          (b) Within thirty (30) days of the Amendment Date, Borrower will provide to Secured Party a landlord waiver or subordination agreement, in form acceptable to Secured Party executed and delivered by each landlord of any premises where any Collateral is located.

Borrower agrees that failure to comply with the terms of this Section 5.3 shall
                                                              -----------
constitute an Event of Default under the Loan Agreement.


                                  ARTICLE 6.

                        Representations and Warranties
                        ------------------------------

     Section 6.1.  Representations and Warranties.  Borrower hereby represents
                   ------------------------------
and warrants to Bank, BOLC, and Secured Party that, as of the date of and after giving effect to this Amendment:

          (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate Borrower's certificate of incorporation, bylaws, or other similar constituent documents;

          (b) except as set forth in Exhibit C hereto, all representations and
                                     ---------
     warranties set forth in the Loan Agreement, the other Loan Documents, and the Lease Agreements are true and correct in all material respects as if made again on and as of such date (except as disclosed otherwise to Bank and BOLC in writing and as acceptable to Bank and BOLC or representations specifically relating to a prior date or no longer relevant due to the occurrence of an event or circumstances specifically permitted hereunder, by any other Loan Document, or the Lease Agreements);

          (c) no Default or Event of Default has occurred and is continuing; and

          (d) the Loan Agreement and the other Loan Documents (as amended by this Amendment) are and remain legal, valid, binding, and enforceable obligations of each of the parties thereto.


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 13

                                  ARTICLE 7.

                                 Miscellaneous
                                 -------------

     Section 7.1.  The waiver specifically described in Section 2.1 of this
                                                        -----------
Amendment shall not constitute and shall not be deemed a waiver of any other Default or Event of Default, whether arising as a result of the further violation of the Violated Covenants, additional default under the Lease Agreements, or otherwise, or a waiver of any rights or remedies arising as a result of such other Defaults or Events of Default.

     Section 7.2.  Governing Law.  THIS AMENDMENT, AND ALL DOCUMENTS AND
                   -------------
INSTRUMENTS EXECUTED IN CONNECTION HEREWITH, SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS.

     Section 7.3.  Agreement Remains in Effect; No Waiver.  Except as expressly
                   --------------------------------------
provided herein, all terms and provisions of the Loan Agreement, the other Loan Documents, and the Lease Agreements shall remain unchanged and in full force and effect and are hereby ratified and confirmed. No delay or omission by Bank, BOLC, or Secured Party in exercising any power, right, or remedy shall impair such power, right, or remedy or be construed as a waiver thereof or an acquiescence therein, and no single or partial exercise of any such power, right, or remedy shall preclude other or further exercise thereof or the exercise of any other power, right, or remedy under the Loan Agreement, the other Loan Documents, the Lease Agreements, or otherwise.

     Section 7.4.  Survival of Representations and Warranties.  All
                   ------------------------------------------
representations and warranties made in this Amendment, any other Loan Document, or the Lease Agreements shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or BOLC or any closing shall affect the representations and warranties or the right of Bank or BOLC to rely upon them.

     Section 7.5.  Reference to Loan Documents.  Each of the Loan Documents,
                   ---------------------------
including, without limitation, the Loan Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby, and the term Loan Documents as defined in the Loan Agreement and as used in any of the "Loan Documents" includes, without limitation, the Amendment Documents.

     Section 7.6.  Severability.  Any provision of this Amendment held by a
                   ------------
court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 7.7.  Successors and Assigns.  This Amendment is binding upon and
                   ----------------------
shall inure to the benefit of Borrower, Bank, BOLC, and Secured Party and their respective successors in


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 14 interest and assigns. Borrower may not assign any right, power, duty, or obligation hereunder without the prior written consent of Bank, BOLC, and Secured Party.

     Section 7.8.  Headings.  The headings, captions, and arrangements used in
                   --------
this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 7.9.  Expenses of Bank.  As provided in the Loan Agreement,
                   ----------------
Borrower agrees to pay on demand all, third party out-of-pocket costs and expenses incurred by Bank in connection with the preparation, negotiation, and execution of this Amendment, the Amendment Documents, or any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto (including, without limitation, fees and costs of Bank's legal counsel and fees and costs associated with Bank's field examination of Borrower and appraisals of Borrower's equipment) and all costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Bank's legal counsel.

     Section 7.10.  Counterparts.  This Amendment may be executed simultaneously
                    ------------
in one or more multiple originals and on telecopy counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     Section 7.11.  Waiver of Claims and Defenses.  To induce Bank, BOLC, and
                    -----------------------------
Secured Party to enter into this Amendment, Borrower represents and warrants that as of the Amendment Date there are no claims or offsets against or defenses or counterclaims to Borrower's obligations under the Loan Documents or the Lease Agreements, and Borrower waives any and all such claims, offsets, defenses, or counterclaims whether known or unknown, arising prior to the Amendment Date. Additionally, Borrower hereby releases Bank, BOLC, and Secured Party and each of their respective legal representatives, successors, affiliates, parent, subsidiaries, predecessors, assigns, shareholders, partners, trustees, beneficiaries, administrators, heirs, former and current officers, directors, agents, attorneys, and employees, and its respective successors, assigns, heirs, executors, and administrators (collectively, the "Creditor Parties") from any
                                                  ----------------
and all claims, actions, suits, causes of action, accounts, judgments, agreements, promises, executions, debts, damages, demands, rights, obligations, liabilities, and controversies now in existence concerning or in connection with the Loan Agreement, this Amendment, any other Loan Document, or the Lease Agreements (collectively, the "Claims") of every nature and description, in law
                               ------
or in equity, whether known or unknown, foreseen or unforseen, and regardless of whether Borrower hereafter discovers any facts which may give rise to any Claim.

     THIS AMENDMENT, TOGETHER WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE LEASE AGREEMENTS, AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 15

     IN WITNESS WHEREOF, Borrower, Bank, BOLC, and Secured Party have caused this Amendment to be executed and delivered by their duly authorized officers effective as of the date first written above.


                                    BORROWER:
                                    --------

                                    RF MONOLITHICS, INC.


                                    By:     /s/ David Kirk
                                        --------------------------------
                                    Name:   David Kirk
                                          ------------------------------
                                    Title:  President & CEO
                                           -----------------------------


                                    BANK:
                                    ----

                                    BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                    By:     /s/ Julie A. Smith
                                        --------------------------------
                                    Name:   Julie A. Smith
                                          ------------------------------
                                    Title:  VP
                                           -----------------------------


                                    BOLC:
                                    ----

                                    BANC ONE LEASING CORPORATION


                                    By:     /s/ Jacqueline L. Kernodle
                                        --------------------------------
                                    Name:   Jacqueline L. Kernodle
                                          ------------------------------
                                    Title:  Assistant Vice President
                                           -----------------------------


                                    SECURED PARTY:
                                    -------------

                                    BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                    By:     /s/ Julie A. Smith
                                        --------------------------------
                                    Name:   Julie A. Smith
                                          ------------------------------
                                    Title:  VP
                                           -----------------------------


WAIVER AND THIRD AMENDMENT TO LETTER LOAN AGREEMENT - Page 16